M3SIXTY ONCHAIN U.S. GOVERNMENT MONEY MARKET FUND (Ticker Symbol: MCGXX) series of 360 Funds 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS, 66205
PROSPECTUS October 19, 2024

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF M3SIXTY ONCHAIN U.S. GOVERNMENT MONEY MARKET FUND

Investment Objective. The investment objective of the M3Sixty Onchain U.S. Government Money Market Fund (the “Fund”) is to provide investors with a high level of current income consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value (“NAV”) per share.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Sub-Transfer Agent Fee[1]	0.35%
Other Expenses[2]	0.69%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver and/or Expense Reimbursement[3]	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%

[1]	The Fund has entered into a Sub-Transfer Agency Agreement with CERES Coin TA, LLC to perform various on-chain sub-transfer agency, registrar, and shareholder services on behalf of the Fund and its shareholders.
[2]	The Fund has estimated these expenses for the first fiscal year.
[3]	M3Sixty Capital, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through December 31, 2025, to ensure that total annual Fund operating expenses after fee waivers and reimbursements (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, sub-transfer agency fees and other shareholder service fees, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 0.78% of each share class’s average daily net assets attributable to the investor. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement may be terminated only by the Board of Trustees (the “Board”) on 60 days’ written notice to the Fund’s Adviser.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Period Invested	1 Year	3 Years
	$115	$446

Principal Investment Strategy of the Fund.

The Fund invests at least 99.5% of its total assets in Government securities, cash, and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States under authority granted by the U.S. Congress; or any certificate of deposit for any of the preceding. Government securities include those issued by government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Home Loan Banks, and Federal Farm Credit Banks, whose securities are neither issued nor guaranteed by the U.S. Government. The Fund intends to operate as a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”). The Fund will give shareholders at least 60 days’ advance notice of any change to the 99.5% policy.

The Fund uses the amortized cost valuation method to seek to maintain a stable $1.00 share price and does not intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee and/or redemption gate in the future after providing prior notice to shareholders.

The Fund invests in:

●	U.S. government securities, which may include fixed, floating, and variable rate securities.
●	Repurchase agreements, which are agreements by the Fund to buy Government securities and then to sell the securities back on an agreed-upon date (generally, less than seven days) at a higher price, which reflects prevailing short-term interest rates.

The Fund only buys securities that at the time of acquisition are “eligible securities,” as defined by applicable regulation (e.g., government securities, securities issued by a money market fund, and securities that the investment manager determines present minimal credit risks). The Fund maintains a dollar-weighted average portfolio maturity of 60 calendar days or less, maintains a dollar-weighted average life for its portfolio of 120 calendar days or less, and only buys securities that mature or are deemed to mature in 397 calendar days or less (or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation). The Fund invests only in U.S. dollar-denominated securities.

The Fund does not invest in any crypto or digital assets.

Use of Blockchain. CERES Coin TA, LLC (“CERES”), the Fund’s sub-transfer agent, maintains the record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and a private, permissioned blockchain network. Blockchain technology for mutual funds is relatively new and still evolving. CERES will reconcile these records with the official record of share ownership maintained by the M3Sixty Administration, the transfer agent. Like traditional fund recordkeeping systems, all Fund and shareholder records in this blockchain-integrated system are under the complete control of the transfer agent. The Fund’s investment manager and transfer agent expect that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agency services. The shares are not currently traded on any exchanges.

Generally, a blockchain is an immutable transaction ledger maintained within a distributed network of peer nodes. The immutability of the blockchain means that once an entry is accepted onto the ledger, it cannot be deleted or changed. Although the blockchain is an integral part of the Fund’s operations, the transfer agent is responsible for the accuracy of share ownership; a person holding shares due to errors or unauthorized transactions on the blockchain will have no legal claim to such shares.

These nodes each keep a copy of the ledger by applying transactions validated by a consensus protocol, grouped into blocks that include a hash that binds each block to the preceding block. Many blockchains, such as Bitcoin and Ethereum, are classified as permissionless public blockchain technology because they are public networks open to anyone, where participants interact anonymously. However, many enterprise use cases require performance characteristics that permissionless blockchain technologies cannot deliver currently. In addition, it is hard to identify the participants in a public but anonymous blockchain. Since such identity is necessary for financial transactions where Know-Your-Customer (“KYC”) and Anti-Money Laundering (“AML”) regulations must be followed, the Fund uses a private permissioned blockchain.

Private permissioned blockchains allow known and identified users to interact in a trusted environment. CERES built its proprietary blockchain-integrated system on the Linux Foundations Hyperledger Fabric, an enterprise-grade, distributed ledger platform. The following sections describe critical aspects of the Hyperledger Fabric protocol.

Hyperledger Fabric uses smart contracts and is a system by which participants manage their transactions. The private protocol is permissioned, requiring users to enroll through a trusted Membership Service Provider (“MSP”). Each MSP maintains a network of networks that is separate and private from other networks. This allows MSPs to create unique communities of users with enhanced privacy features. This setup enables the MSP to maintain transaction privacy while sharing hashes as transaction evidence on the ledger. The sub-transfer agent CERES is the MSP for the Fund’s shareholders, and their private data will be available only to CERES.

On the Hyperledger Fabric platform, unlike with a public permissionless network, the participants are known to each other. Upon the creation of an account through the App or the Fund’s Web Portal (the “Web Portal”), CERES will create an account for each investor, and they will be able to track the balance of any Fund shares in their account through the App or the Web Portal after reconciling any shareholder activity with the transfer agent. The Hyperledger Fabric used by the Fund uses smart contracts to issue shares. Smart contracts define important properties of the shares, including how they can be purchased and redeemed.

Principal Risks of Investing in the Fund.

Investment Risk. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The Fund may impose a fee upon the sale of your shares if the Board determines it is in the best interest of shareholders.

Government Money Market Fund Risk. The Fund is a “government money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “government money market fund” is a money market fund that invests 99.5 percent or more of its total assets in cash, government securities, and repurchase agreements that are collateralized fully. As a “government money market fund,” the Fund can value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. The Fund must impose liquidity fees on fund redemptions if the Board determines that doing so is in the best interest of shareholders.

Stable Net Asset Value Risk. If the Fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the marketplace), the Fund could experience increased redemptions, which may adversely impact the Fund’s share price. The Fund is permitted, among other things, to reduce or withhold any income and gains generated from its portfolio to maintain a stable $1.00 share price.

U.S. Government Securities. Not all obligations of the U.S. Government, its agencies, and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases, there may be some risk of default by the issuer. Government agency or instrumentality issues have different levels of credit support.

U.S. government-sponsored entities (“GSEs”) Risk. GSEs, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae, Freddie Mac, and certain other GSEs, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Repurchase Agreements Risk. When the Fund enters into a repurchase agreement, it is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the chance that when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed-upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. A decline in the credit quality of an issuer, guarantor, or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The Fund could lose money if, due to a decline in credit quality, the issuer, guarantor, or liquidity provider of a portfolio investment or a counterparty fails to make or is perceived as unable or unwilling to make timely principal or interest payments or otherwise honor its obligations. Even though the Fund’s investments in repurchase agreements are fully collateralized, there is some risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the Fund’s portfolio holdings can change rapidly in specific market environments, and any downgrade or default on the part of a single portfolio investment could cause the Fund’s share price or yield to fall. Certain U.S. government securities that the Fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (“FHFA”) since September 2008, Fannie Mae and Freddie Mac have only kept lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the issuer’s credit. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Fund owns do not extend to the shares of the Fund itself.

New Fund Risk. The Fund is new and, as a result, carries specific risks inherent in unestablished mutual funds, including the chance that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds may not benefit from the same economies of scale, experience, or name recognition that larger, older funds might. The Fund has selected to use a private, permissioned blockchain instead of a public, permissionless one, which is the type of blockchain used by other investment companies with a similar strategy to the Fund. The Fund believes the private, permissioned blockchain is more appropriate because it offers greater privacy, governance controls, scalability, and efficiency. Such a blockchain also allows the Fund’s sub-transfer agent greater control over compliance with federal securities laws.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During exceptionally low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility, and detract from the Fund’s ability to achieve its investment objective.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may significantly affect the Fund’s ability to maintain a stable $1.00 share price. If any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Money Market Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, impacting the Fund’s structure, operation, or performance.

Other Investment Companies – Money Market Funds Risk. A money market fund may only invest in other investment companies that qualify as government money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the costs of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Blockchain Networks Risk. The suitability of the blockchain networks (and their underlying blockchain ledgers) on which direct shareholders rely could decline due to various causes, adversely affecting the functionality of the shares and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The Fund’s blockchain networks’ ledgers are private and will store the complete transaction history from issuing the shares. Although the blockchain network is private, if there are data security breaches, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

Shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly evolving regulatory landscape in the United States and other countries, which might result in security, privacy, or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in the sub-transfer agent’s blockchain-integrated system or underlying technology, including in the process by which transactions are recorded to a blockchain or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way that shares are issued and recorded as compared to the shares in a traditional mutual fund, there is a risk that issues, that might quickly be resolved by existing law if conventional methods were used, may not be resolved promptly for the Fund’s shares. The occurrence of any related problem or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Risks related to the Hyperledger Fabric Network. As a private, permissioned network, the Hyperledger Fabric network does not have all the same risks as a public, permissionless network, but there are still related risks. The network uses smart contracts that can be vulnerable to bugs or security breaches. Any identity verification and access control issues could compromise the network’s security. During upgrades to smart contracts, the network may experience disruptions or other unintended consequences. There is also the risk of data leakage if private and confidential information is not handled correctly by the network or the MSPs.

From a technical perspective, other potential risks include network congestion or compatibility issues when the Hyperledger Fabric network is integrated with legacy systems. The network also uses the Byzantine Fault Tolerance as its consensus mechanism. This allows the network to continue functioning as long as two-thirds of the network agree or reach a consensus. This mechanism could fail if malicious actors cause over one-third of the network nodes to fail or act maliciously.

Blockchain Regulation Risk. New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem shares or otherwise make distributions to shareholders, any secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund), and the structure, rights and transferability of the shares held by.

Various foreign jurisdictions may adopt laws, regulations, or directives that affect a blockchain network and its users, developers, and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations, or directives may conflict with those of the United States or directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund, and the Fund’s service providers.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents, and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The Fund’s service providers to the Fund have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or its service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber-attacks are constantly developing. Therefore, there is a chance that some risks have not been identified or prepared for or that an attack may not be detected, which limits the Fund’s ability to plan for or respond to a cyber-attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance. The Fund has recently commenced operations and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Updated performance information will be available at no cost by calling (877) 244-6235 or visiting its website at www.m3sixtyfunds.com.

Investment Manager. M3Sixty Capital, LLC is the investment adviser to the Fund.

Purchase and Sale of Fund Shares. The Fund offers one share class. The minimum investment purchase for the shares is $100. There is no minimum investment for subsequent purchases.

The Fund’s shares are only available to individual investors through its Web Portal or Application (“App”). Investors may open a new account using the Web Portal or the App, a mobile application available through the Apple App Store and Google Play. The App is free to download and use. For more information about our Web Portal or App, please contact us at support@cerescoin.io. The shares are not available through any financial intermediaries, such as broker-dealers.

Before opening your account, the Fund will collect certain information from you using its anti-money laundering and know-your-customer policies and procedures. Shareholders can purchase or redeem shares directly from the Fund (through the App or Web Portal) on any business day the New York Stock Exchange is open.

Investors may purchase or redeem shares of the Fund at any time through the App or the Web Portal (as applicable). However, purchases and redemptions of Fund shares will only be processed during regular business hours on business days. For more information, please see the sections of this prospectus entitled “Your Account – Account Application” and “Your Account – Privileges via the App and the Web Portal.”

All purchase activity on the blockchain must be reconciled with the transfer agent’s systems before such transactions become official records of shareholder activity.

Tax Information. For U.S. federal income tax purposes, the Fund’s distributions are taxable. They will be taxed as ordinary income, capital gains, or, in some cases, qualified dividend income of individual shareholders subject to tax at maximum federal rates applicable to long-term capital gains. It is not anticipated that the Fund will be available to tax-deferred investors.

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

The Fund’s Investment Objective. The investment objective of the M3Sixty Onchain U.S. Government Money Market Fund (the “Fund”) is to provide investors with a high level of current income consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value (“NAV”) per share. If the Fund’s investment objective changes, this prospectus will be supplemented to reflect the new investment objective. There is no guarantee that the Fund will achieve its objective. Please see the statement of additional information (“SAI”) for further information about the securities and investment strategies described in this prospectus and other securities and investment strategies the Fund may use.

Principal Investment Strategies. The Fund invests at least 99.5% of its total assets in Government securities, cash, and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States under authority granted by the U.S. Congress; or any certificate of deposit for any of the preceding. Government securities include those issued by government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Home Loan Banks, and Federal Farm Credit Banks, whose securities are neither issued nor guaranteed by the U.S. Government. The Fund intends to operate as a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. The Fund will give shareholders at least 60 days’ advance notice of any change to the 99.5% policy.

The Fund uses the amortized cost valuation method to seek to maintain a stable $1.00 share price and does not intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee and/or redemption gate in the future after providing prior notice to shareholders.

The Fund invests in:

●	U.S. government securities, which may include fixed, floating, and variable rate securities.
●	Repurchase agreements, which are agreements by the Fund to buy Government securities and then to sell the securities back on an agreed-upon date (generally, less than seven days) at a higher price, which reflects prevailing short-term interest rates.

The Fund only buys securities that at the time of acquisition are “eligible securities,” as defined by applicable regulation (e.g., government securities, securities issued by a money market fund, and securities that the investment manager determines present minimal credit risks). The Fund maintains a dollar-weighted average portfolio maturity of 60 calendar days or less, maintains a dollar-weighted average life for its portfolio of 120 calendar days or less, and only buys securities that mature or are deemed to mature in 397 calendar days or less (or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation). The Fund invests only in U.S. dollar-denominated securities.

The Fund does not invest in any crypto or digital assets.

Principal Risks of Investing in the Fund

All investments carry risks, and investments in the Fund are no exception. No investment strategy is always successful, and past performance does not necessarily indicate future performance.  An investment in the Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before investing in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are set forth below:

Investment Risk. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The Fund may impose a fee upon the sale of your shares if the Board determines it is in the best interest of shareholders.

Government Money Market Fund Risk. The Fund is a “government money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “government money market fund” is a money market fund that invests 99.5 percent or more of its total assets in cash, government securities, and repurchase agreements that are collateralized fully. As a “government money market fund,” the Fund can value its securities using the amortized cost method to maintain a stable $1.00 share price. The Fund must impose liquidity fees on fund redemptions if the Board determines that doing so is in the best interest of shareholders.

Stable Net Asset Value Risk. If the Fund or another money market fund fails to maintain a stable net asset value (or such perception exists in the marketplace), the Fund could experience increased redemptions, which may adversely impact the Fund’s share price. The Fund is permitted, among other things, to reduce or withhold any income and gains generated from its portfolio to maintain a stable $1.00 share price.

U.S. Government Securities. Not all obligations of the U.S. Government, its agencies, and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases, there may be some risk of default by the issuer. Government agency or instrumentality issues have different levels of credit support.

U.S. government-sponsored entities (“GSEs”) Risk. GSEs, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae, Freddie Mac, and certain other GSEs, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Repurchase Agreements Risk. When the Fund enters into a repurchase agreement, it is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the chance that when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed-upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. A decline in the credit quality of an issuer, guarantor, or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The Fund could lose money if, due to a decline in credit quality, the issuer, guarantor, or liquidity provider of a portfolio investment or a counterparty fails to make or is perceived as unable or unwilling to make timely principal or interest payments or otherwise honor its obligations. Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral. The credit quality of the Fund’s portfolio holdings can change rapidly in specific market environments, and any downgrade or default on the part of a single portfolio investment could cause the Fund’s share price or yield to fall. Certain U.S. government securities that the Fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency (FHFA) since September 2008, Fannie Mae and Freddie Mac have only kept lines of credit with the U.S. Treasury. The Federal Home Loan Banks maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the issuer’s credit. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Fund owns do not extend to the shares of the Fund itself.

New Fund Risk. The Fund is new and, as a result, carries specific risks inherent in unestablished mutual funds, including the chance that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds may not benefit from the same economies of scale, experience, or name recognition that larger, older funds might. The Fund has selected to use a private, permissioned blockchain instead of a public, permissionless one, which is the type of blockchain used by other investment companies with a similar strategy to the Fund. The Fund believes the private, permissioned blockchain is more appropriate because it offers greater privacy, governance controls, scalability, and efficiency. Such a blockchain also allows the Fund’s sub-transfer agent greater control over compliance with federal securities laws.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund. Still, there can be no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Certain securities or instruments the Fund seeks to invest may not be available in the desired quantities. The Adviser may purchase other securities or instruments as substitutes in such circumstances. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Adviser in managing the Fund. They may also adversely affect the ability to achieve its investment objective.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. There is a risk that interest rates will continue to grow, likely driving down the prices of bonds and other fixed-income securities. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility, and detract from the Fund’s ability to achieve its investment objective.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may significantly affect the Fund’s ability to maintain a stable $1.00 share price. If any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Money Market Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, impacting the Fund’s structure, operation, or performance.

Other Investment Companies - Money Market Funds Risk. A money market fund may only invest in other investment companies that qualify as government money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the costs of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Blockchain Networks Risk. The suitability of the blockchain networks (and their underlying blockchain ledgers) on which the shares will rely could decline due to various causes, adversely affecting the functionality of the shares and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The blockchain networks’ ledgers are available to the public and will store the complete transaction history from issuing the shares. The Fund’s blockchain networks’ ledgers are private and will keep the entire transaction history from issuing the shares. However, if data security breaches result in the theft of the information necessary to link personal identity with the shares, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund. Concerns over these privacy issues may limit the adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of the Fund.

Shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly evolving regulatory landscape in the United States and other countries, which might result in security, privacy, or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in the sub-transfer agent’s blockchain-integrated system or underlying technology, including in the process by which transactions are recorded to a blockchain or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way that shares are issued and recorded as compared to the shares in a traditional mutual fund, there is a risk that issues, that might quickly be resolved by existing law if conventional methods were used, may not be resolved promptly for the Fund’s shares. The occurrence of any related problem or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Risks related to the Hyperledger Fabric Network. As a private, permissioned network, the Hyperledger Fabric network does not have all the same risks as a public, permissionless network, but there are still related risks. The network uses smart contracts that can be vulnerable to bugs or security breaches. Any identity verification and access control issues could compromise the network’s security. During upgrades to smart contracts, the network may experience disruptions or other unintended consequences. There is also the risk of data leakage if private and confidential information is not handled correctly by the network or the MSPs.

From a technical perspective, other potential risks include network congestion or compatibility issues when the Hyperledger Fabric network is integrated with legacy systems. The network also uses the Byzantine Fault Tolerance as its consensus mechanism. This allows the network to continue functioning as long as two-thirds of the network agree or reach a consensus. This mechanism could fail if malicious actors cause over one-third of the network nodes to fail or act maliciously.

Blockchain Regulation Risk for Shareholders. Regulation of digital assets, blockchain technologies, and digital asset platforms is currently developing and likely to evolve rapidly, varies significantly among international, federal, state, and local jurisdictions, and is subject to significant uncertainty. Various legislative and executive bodies in the United States and other countries are currently considering, or may in the future, laws, regulations, guidance, or other actions that may severely impact the Funds and, thus, the Funds’ shareholders. Failure by the Funds or any Fund service provider to comply with any laws, rules, or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Funds (and thus to the Funds’ shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem shares or otherwise make distributions on shares held by shareholders, any secondary market liquidity, and the market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund), and the structure, rights and transferability of the shares (should shareholders be allowed to transfer or exchange shares in the future). Therefore, there can be no assurance that new or continuing regulatory scrutiny or initiatives will not harm the shares or impede the Funds’ current or future activities.

In addition, because of the differences between the way the shares are issued and recorded compared to shares in a traditional mutual fund, there is a risk that issues that might quickly be resolved by existing law if conventional methods were involved may not be resolved promptly for the shares. The occurrence of any related problem or dispute could have a material adverse effect on the Funds’ current or future business or the shares.

The regulatory landscape for blockchain technology is currently evolving. Developments in regulating public, permissionless blockchains may have consequences that extend to private, permissioned distributed ledger technology (“DLT”) platforms, including those like Hyperledger Fabric employed by the Fund. Blockchain networks face an uncertain regulatory landscape in the United States and many foreign jurisdictions, such as the European Union and China. Soon, foreign jurisdictions may adopt laws, regulations, or directives that affect the DLT networks and their users, developers, and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations, or directives may conflict with those of the United States or may directly and negatively impact a Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such a change could be substantial and adverse to the shareholders, the Fund, and its service providers.

Regulatory actions focused on public blockchains such as Bitcoin or Ethereum can influence the perception and acceptance of blockchain technologies, including private permission blockchains like Hyperledger Fabric. This is primarily due to the shared fundamental principles underlying all blockchain variants, whether public and permissionless or private and permissioned. Any regulatory changes targeting the public blockchain domain could thus generate concern amongst entities contemplating the adoption of DLT, including private and permissioned variants. Such concerns may revolve around the potential for regulatory spillover that could introduce compliance complexities or liabilities irrespective of the specific blockchain architecture in use.

Moreover, regulatory uncertainty concerning public blockchains could adversely affect capital flows into the broader blockchain industry. Investors and venture capitalists typically seek clarity and stability in regulatory frameworks before committing funds. A hesitant investment climate, wrought by ambiguity in regulatory stances, can reduce the financial resources available for research, development, and scalability efforts within the private DLT ecosystem. Slow innovation and growth in the private sector could, in turn, affect service providers like CERES, who relies on the continued advancement and reliability of these technologies.

Furthermore, the absence of clear regulations makes it challenging for businesses to navigate compliance confidently when integrating blockchain into their operations. This uncertainty may exacerbate blockchain implementation’s already complex nature and lead to reluctance in adopting these systems. Additionally, the lack of regulatory clarity could impede the establishment of industry standards, which are vital for interoperability, governance, and the broader integration of DLT into the existing financial infrastructure.

Peer-to-Peer Transaction Risks in Heavily Regulated Industries. The Fund’s shares may be used in peer-to-peer transactions by shareholders, including in industries that are heavily regulated or subject to significant legal scrutiny. While the Fund does not control how shareholders use its shares, such transactions may expose the Fund to indirect risks. In particular, if shareholders use their shares to engage in activities within industries subject to complex regulatory frameworks, the Fund may face operational, legal, and reputational risks. This could include situations where regulatory authorities take enforcement actions, impacting the Fund’s service providers, operational capacity, and overall sustainability. One such industry where this risk is heightened is the cannabis industry, due to its unique regulatory status at the state and federal levels in the United States.

Risks Related to Federal Cannabis Laws - While the Fund does not directly invest in or engage with cannabis-related businesses, there is a risk that shareholders may use their Fund shares in connection with cannabis-related activities, including as part of a payment system. This indirect exposure to the cannabis industry poses significant risks due to the conflict between state and federal cannabis laws. Under the Controlled Substances Act (“CSA”), cannabis remains illegal at the federal level, and federal authorities may take enforcement actions against those involved in activities related to cannabis, even if such activities are legal under state law. Consequently, any shareholder transaction involving proceeds from marijuana-related activities could expose the Fund to federal enforcement actions. The Fund must maintain robust oversight to mitigate these risks and fully comply with the Financial Crimes Enforcement Network (“FinCEN”) reporting obligations, particularly when using service providers.

Failure to comply with these requirements, even indirectly through shareholders’ activities, could expose the Fund to significant financial and legal penalties. As such, the Fund’s AML program will continuously monitor for any suspicious or irregular shareholder activities that could be linked to marijuana-related businesses, even if the Fund does not directly engage in such business.

Should the federal government choose to enforce existing laws more strictly, the Fund may face the following risks:

●	Reduction in Demand for Fund Shares: Increased federal enforcement of cannabis laws may reduce demand for Fund shares, particularly if investors perceive a heightened risk of regulatory scrutiny or legal action. This could affect the Fund’s ability to gather sufficient assets to remain viable, which may negatively impact the Fund’s performance or lead to liquidation.

●	Loss of Service Providers: The Fund could lose critical service providers, such as custodians, transfer agents, and financial intermediaries if they refuse to support the Fund due to concerns about indirect exposure to the cannabis industry. Such losses could materially impair the Fund’s operations.

●	Controlled Substances Risk: Although the Fund does not directly participate in the cannabis industry, the peer-to-peer transferability of Fund shares could result in shareholders using them to facilitate cannabis-related transactions. This could expose the Fund to allegations of indirectly participating in illegal activities under the CSA, thereby subjecting the Fund and its shareholders to potential federal enforcement actions, including asset forfeiture and criminal or civil penalties.

●	AML Law Violations: The Fund could be indirectly exposed to AML law violations if shareholders use Fund shares to conduct financial transactions related to cannabis. Under AML regulations, conducting financial transactions with the proceeds of activities prohibited by federal law, such as cannabis-related businesses, may be viewed as promoting illegal activity. This could subject the Fund to federal enforcement actions, potentially resulting in significant financial and legal consequences.

●	FinCEN and Regulatory Guidance. Under the Bank Secrecy Act, the Fund must ensure compliance with AML regulations, including those issued by FinCEN. This obligation exists even if the Fund hires third-party service providers, such as CERES or M3Sixty, to assist with compliance. The Fund remains responsible for ensuring that all reporting requirements are met, particularly when dealing with activities that could involve proceeds from illegal activities, such as cannabis-related businesses.

Although the Fund does not engage directly with cannabis-related businesses, it is important to note that indirect exposure may still occur. For example, shareholders might use Fund shares in connection with cannabis-related activities, which are federally illegal under the CSA. As such, federal law mandates that any financial institution—including the Fund—that becomes aware of financial transactions potentially involving the proceeds of marijuana-related activities must file a Suspicious Activity Report (“SAR”).

●	Types of SARs and Currency Transaction Reporting:

○	Marijuana Limited SAR: Under current FinCEN guidance, if the Fund or a service provider identifies a transaction involving a marijuana-related business that does not appear to implicate any priorities under the Department of Justice’s memorandum regarding guidance on federal prosecution of marijuana enforcement under the CSA (the “Cole Memo”), it must file a “Marijuana Limited” SAR. This report will include identifying details of the business but will indicate that no suspicious activity beyond the marijuana connection has been identified.

○	Marijuana Priority SAR: If the Fund or its service providers suspect that a shareholder’s transaction may violate one of the Cole Memo priorities—such as marijuana sales to minors, diversion of marijuana to states where it is illegal, or involvement with criminal enterprises—the Fund is required to file a “Marijuana Priority” SAR, providing comprehensive details about the suspicious transaction.

○	Marijuana Termination SAR: If the Fund decides to terminate a shareholder relationship due to concerns over marijuana-related activities and its potential risk to compliance with AML regulations, a “Marijuana Termination” SAR must be filed. This report will detail the reasons for the termination and may involve information sharing with other financial institutions under FinCEN’s Section 314(b) provisions.

○	Currency Transaction Reports (“CTRs”): In addition to SARs, any cash transactions exceeding $10,000 involving a marijuana-related business, even if indirect, must be reported to FinCEN through a CTR. The Fund must ensure that its service providers handle such transactions in compliance with FinCEN’s reporting thresholds.

●	Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include but are not limited to infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

●	Denial-of-Service Risk. Of particular concern is the risk of denial-of-service attacks. These attacks are designed to make a network, service, or website unavailable to its intended users, significantly interrupting the Fund’s operations. Even without gaining unauthorized access or breaching firewalls, such attacks can cripple the ability of the Fund’s shareholders to transact business and the Fund to process transactions and calculate its net asset values. The prominence of denial-as-a-service as a cyber threat can cause significant disruption independent of traditional cybersecurity breaches.

●	Third-Party Risks. Cybersecurity failures or breaches by the Fund’s service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agents, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business and the Fund to process transactions, failure to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. The Fund and its shareholders could be negatively impacted by successful cyber-attacks against or security breakdowns of, the Fund or its service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities the Fund invests in. This could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

Temporary Defensive Positions

The Fund may occasionally take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to respond to adverse market, economic, political, or other conditions. The Fund may hold up to 100% of its portfolio in cash or equivalent positions during such unusual circumstances. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Other Risks

The Fund may invest in other types of securities and use various investment techniques and strategies not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please review the SAI for more information about the types of securities the Fund may invest in and their associated risks.

●	Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets and significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Adviser, third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact the Fund’s performance, resulting in losses to your investment.

●	Operational Risk — The Fund and its service providers and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect the Fund’s operations, including its ability to promptly execute its investment process, calculate or disseminate its NAV or intraday indicative value, and process creations or redemptions. While the Fund seeks to minimize such events through controls and oversight, there may still be failures, and the Fund may be unable to recover any damages associated with such losses. These failures may have a material adverse effect on the Fund’s returns. The Fund relies on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, the Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. Errors in the order information may result in the purchase or sale of the instruments in which the Fund invests in a manner that may be disadvantageous to the Fund.

Additional Information Regarding Use of Blockchain by Shareholders. CERES maintains record of share ownership via a proprietary blockchain-integrated system that utilizes features of traditional book-entry form and a private, permissioned blockchain network. Blockchain technology for mutual funds is relatively new and still evolving. CERES will reconcile these records with the official record of share ownership maintained by the M3Sixty Administration, the transfer agent. Like traditional fund recordkeeping systems, all Fund and shareholder records in the blockchain-integrated system are under the control of the Fund’s transfer agent who remains responsible for the accuracy of the share ownership. If a shareholder obtains or losses shares due to errors or unauthorized transaction on the blockchain, it would have no legal claim to such shares unless such transactions were recorded in the transfer agent’s official records. The Fund’s investment manager and transfer agent expect that the blockchain-integrated recordkeeping system will provide operational efficiencies without negatively impacting the quality of the transfer agency services. The shares are not currently traded on any exchanges.

Generally, a blockchain is an immutable transaction ledger maintained within a distributed network of peer nodes. These nodes each keep a copy of the ledger by applying transactions validated by a consensus protocol, grouped into blocks that include a hash that binds each block to the preceding block. Many blockchains, such as Bitcoin and Ethereum, are classified as permissionless public blockchain technology because they are public networks open to anyone, where participants interact anonymously. However, many enterprise use cases require performance characteristics that permissionless blockchain technologies cannot deliver currently. In addition, it is hard to identify the participants in a public but anonymous blockchain. Since such identity is necessary for financial transactions where KYC and AML regulations must be followed, the Fund uses a private permissioned blockchain.

Private permissioned blockchains allow known and identified users to interact in a trusted environment. Permissioned blockchains operate a blockchain amongst a set of known, identified, and often vetted participants operating under a governance model that yields a certain degree of trust. A permissioned blockchain provides a way to secure the interactions among a group of entities with a common goal but which may not fully trust each other. CERES built its proprietary blockchain-integrated system on the Linux Foundations Hyperledger Fabric protocol, a blockchain platform designed for enterprise use from the outset. The following sections describe critical aspects of the Hyperledger Fabric protocol. Hyperledger Fabric uses smart contracts and is a system by which participants manage their transactions. The private protocol is permissioned, requiring users to enroll through a trusted Membership Service Provider (“MSP”). Each MSP maintains a network of networks that is separate and private from other networks. This allows MSPs to create unique communities of users with enhanced privacy features. This setup enables the MSP to maintain transaction privacy while sharing hashes as transaction evidence on the ledger. The sub-transfer agent CERES is the MSP for the Fund’s shareholders, and their private data will be available only to CERES.

On the Hyperledger Fabric platform, unlike with a public permissionless network, the participants are known to the MSP, in this case, CERES, and therefore entirely untrusted by it. This means that while the participants may not fully trust one another (they may, for example, be competitors in the same industry), a network can be operated under a governance model that is built off of what trust does exist between participants and the MSP, such as a legal agreement or framework for handling disputes. Upon the creation of an account through the App or the Fund’s Web Portal (the “Web Portal”), CERES will create an account for each investor, and they will be able to track the balance of any Fund shares in their account through the App or the Web Portal. Investors can access all data related to their transactions on the blockchain, but cannot access data related to other investors and their transactions. CERES maintains controls to correct errors or unauthorized transactions on the blockchain using its proprietary blockchain-integrated system. If such a correction were warranted, the sub-transfer agent would fix it by adding an appropriate instruction to another subsequent block on the applicable blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be appended with the correct transactional history). CERES would then reconcile such changes with the transfer agent’s official records.

An investor must open an account through the App or Web Portal. CERES maintains controls to correct errors or unauthorized transactions on any blockchain utilized by its proprietary blockchain-integrated system. Recording Fund shares on the blockchain will not affect the Fund’s investments. The Fund intends to operate as a government money market fund. The Fund will not invest in any crypto assets (referred to as, among other things, virtual currencies). Although the blockchain is an integral part of the Fund’s operations and will store the transaction history from issuing the Fund’s shares, the transfer agent is responsible for the accurance of share ownership. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Fund’s transfer agent in a separate, traditional database that is not available to the public. However, if data security breaches result in the theft of the information necessary to link personal identity with the shares, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

As noted above, CERES will create an account for each investor through the App or Web Portal. Each investor will have their account on the App or Web Portal, and they will be able to track the balance of any Fund shares in their account after CERES reconciles the account information and any shareholder activity with the transfer agent. CERES employs a proprietary blockchain-integrated system to create each account during the account-opening process. Only accounts created and approved by the sub-transfer agent are authorized to purchase, redeem, and hold shares of the Fund. The Fund currently uses the CERES network as the primary permissioned blockchain built on Hyperledger Fabric, and Fund investors will have their accounts on the CERES block-chain-integrated network. The Hyperledger Fabric used by the Fund uses smart contracts to issue shares on the blockchain. The Fund’s App and Web Portal are the only interfaces through which investors interact with the blockchain-based system. Every App/Web Portal user will have a unique identity (in the form of an identification number) in the blockchain and a wallet to access the blockchain network. Each identity will have defined smart contract execution permissions. Smart contracts define important properties of the shares, including how they can be purchased and redeemed. The smart contract initiates the issuance of new shares upon the receipt of valid subscription requests and payment. Each issued share is uniquely identified and recorded on the blockchain. Similarly, smart contracts initiate the redemption of existing shares. The smart contract outlines essential properties of the shares, such as their unique identifiers, ownership details, purchase and redemption amounts, and transaction history. This ensures that all shares are issued in a standardized and transparent manner. Smart contracts are created by a third-party service provider engaged by CERES. As a network member and MSP, Ceres will have sole permission to approve all smart contract changes.

Complex information technology and communications systems, such as blockchain networks, are subject to several different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices to mitigate these risks. If such an event occurs, the Fund may incur substantial costs. Any such event could expose the Fund to civil liability, regulatory inquiry, or action. In addition, market events may also trigger a volume of transactions that overload current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Although the transfer agent has substantial experience managing traditional book-entry recordkeeping systems, it has limited experience in the blockchain technology industry. CERES, on the other hand, has limited experience managing traditional book-entry recordkeeping systems but has substantial experience in the blockchain technology industry. Because of the risks noted above, the Fund may never achieve market acceptance, be unable to attract sizable assets or achieve scale, and discontinue using the sub-transfer agent’s blockchain-integrated recordkeeping system. Under these circumstances, the investment manager and the Board may take actions, including restructuring or liquidating the Fund.

In the future, Fund shares may be available for purchase, sale, or transfer in a secondary trading market. The Fund has no current agreement to make its shares open for trading in a secondary market but may enter into such an agreement. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares. More detailed information about blockchain technology and the networks used by the Fund’s transfer agent, including the regulatory, operational, and technological risks associated with distributed ledger technology and these networks, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure. A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Information concerning the Fund’s portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day or any subsequent calendar day of the preceding month will be posted on its website, www.m3sixtyfunds.com, no later than five business days after the end of the month and remain posted on the website for six months thereafter. In addition, the Fund files monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month (or any subsequent calendar day of such month) within five business days of the end of each month. This information is made public upon filing. Shareholders may request publicly available portfolio holdings schedules at no charge by calling (877) 244-6235.

MANAGEMENT

Investment Adviser. M3Sixty Capital, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and is an affiliate of the Fund’s administrator, transfer agent, and distributor. The Adviser manages the Fund’s portfolio according to its investment objective, policies, and restrictions. The Adviser has $6.6 million in assets under management as of June 30, 2024. The Adviser’s principal address is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

The Adviser has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”) under which the Adviser directs the management of the investments for the Fund, subject to the oversight of the Trust’s Board. Under the Advisory Agreement, the Adviser is to receive a fee from the Fund calculated at the annual rate below as a percentage of the average daily net assets of the Fund.

Fund	Management Fee
M3Sixty Onchain U.S. Government Money Market Fund	0.50%

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement will be available in the Fund’s initial semi-annual shareholder report.

To prevent a negative yield, management (i.e., the Adviser and certain of its affiliates) has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund. These waivers, expense reimbursements, and capital infusions are voluntary and may be modified or discontinued by management at any time and without further notice. These voluntary waivers are not subject to recoupment. There is no guarantee that the Fund will be able to avoid a negative yield.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, sub-transfer agency fees and other shareholder service fees, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund in an amount that limits “Total Annual Fund Operating Expenses” to not more than 0.78% for its share class through at least December 31, 2025. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund for three years after such fee waiver or expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before December 31, 2025, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Advisory Agreement is terminated.

Certain Expenses. In addition to the investment advisory fees, the Fund pays all its expenses not assumed by the Adviser, which may include, without limitation, the fees and expenses of its independent accountants and its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements to it; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Board of Trustees. 360 Funds is an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENTS

Custodian. Huntington National Bank (the “Custodian”) is the Fund’s custodian.

Fund Administrator and Transfer Agent. M3Sixty Administration, LLC (“M3Sixty”, the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, providing the Fund with administrative, accounting, and compliance services. In addition, M3Sixty serves as the Fund’s Transfer Agent and dividend-disbursing agent and oversees the Sub-Transfer Agent activities. M3Sixty will handle your orders to purchase and redeem shares of the Fund and disburse dividends the Fund pays.

Sub-Transfer Agent. CERES Coin TA LLC serves as the sub-transfer agent for the Fund’s shareholders, subject to the oversight of M3Sixty.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Certain Expenses. In addition to the investment advisory fees, the Fund pays all its expenses not assumed by the Adviser, which may include, without limitation, the fees and expenses of its independent accountants and its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements to it; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

The Fund’s shares are sold and redeemed at net asset value. Shares may only be purchased through the Fund’s Web Portal or App and cannot be purchased through financial intermediaries or other means. The minimum investment for the Fund is $100.

Payments to Financial Intermediaries and Other Arrangements. The Adviser and its affiliates may pay for distribution and shareholder servicing activities from their resources. The Adviser may also pay financial intermediaries for marketing, promotional, or related expenses. The Adviser determines the amount of these payments, which may be substantial.

Networking, Sub-Accounting, and Administrative Fees. Certain financial intermediaries may contract with the Fund or its designees to perform specific networking, recordkeeping, sub-accounting, and administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which the Fund typically pays.

PRICING OF SHARES

When you buy shares, you pay the NAV per share. When you sell shares, you receive the NAV.

The Fund calculates the NAV per share each business day as of 4 p.m. Eastern time or the regularly scheduled New York Stock Exchange close, whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other unique or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the customarily scheduled close of regular trading on the NYSE. The Fund’s NAV per share is readily available through the App or Web Portal and online at www.m3sixtyfunds.com.

The Fund’s assets are generally valued at their amortized cost.

Requests to buy and sell shares are processed at the next NAV calculated after we receive your request in proper form through the App or Web Portal.

PURCHASING SHARES

Fund shares are offered without a sales charge. The minimum initial investment is $100.

Please note that you generally may only buy shares of a fund eligible for sale in your state or jurisdiction. The Fund is intended for sale to residents of the United States and, with minimal exceptions, is not registered or otherwise offered for sale in other jurisdictions. The Fund’s shares are available to individuals through the App or Web Portal (as applicable). The Fund does not permit investments by financial intermediaries, including futures commission merchants or derivatives clearing organizations for their futures customers or by broker-dealers or other intermediaries on behalf of their customers. Such intermediaries may not hold Fund shares on behalf of their customers. Furthermore, the Fund does not permit investments by employer-sponsored retirement plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts, IRAs, IRA Rollovers, Coverdale Education Savings Plans, or Roth IRAs.

The Fund does not permit investments by institutional investors or employer-sponsored retirement plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts, IRAs, IRA Rollovers, Coverdale Education Savings Plans, or Roth IRAs.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution in any member country of the European Union (“EU”) or European Economic Area (“EEA”). They may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to buy any additional shares of the Fund (other than reinvestment of dividends and capital gains.

Account Application

Investors may open a new account using the Fund’s Web Portal or App, a mobile application available through the Apple App Store and Google Play. The App will provide step-by-step instructions to open and fund a new account. The application process for investors is completed entirely through the App. The App is free to download and use. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see “Investor Services”). To open an account, you must link one of your bank accounts to your App account so that you may transfer electronic funds to and from your bank account to buy and sell shares. The App will keep your bank information on file for future purchases and redemptions. The App does not accept cash, credit card convenience checks, prepaid debit cards, non-bank money orders, traveler’s checks, or checks drawn on foreign banks as forms of payment to purchase shares.

For more information about our Web Portal, please contact us at (877) 244-6235.

Buying Shares. All Fund transactions must be conducted via the App or the Web Portal. The App is available through the Apple App Store or Google Play. Access to the App or the Portal will be provided to an investor during an initial onboarding. Whether purchases are made via the App or the Web Portal, investors will use a submitter/approver process to authorize transactions.

Opening an account	Blockchain Suitability	Adding to an account

Investors may open a new account using the Fund’s Web Portal or the Fund’s App, a mobile application available through the Apple App Store and Google Play. The App is free to download and use.

To open an account, you must link one of your bank accounts to your App account so that you may transfer electronic funds to and from your bank account to buy and sell shares.

All new accounts will initially be set up using the CERES network, and you will hold your account on the network. CERES will reconcile any blockchain records with the transfer agent’s official records daily.

Once you have linked your bank account, you may buy additional shares of the Fund anytime.

To make a same-day investment, we must receive and accept your order via the App or Web Portal before 4 p.m. Eastern time or the close of the New York Stock Exchange, whichever is earlier.

Fed Wires must be received before 7:00 p.m. Eastern time to receive the same-day trade date.

Privileges via the App or Web Portal. You will be able to obtain or view your account information and conduct all transactions via the App or Web Portal, including buying or selling Fund shares; using electronic funds transfer to buy or sell Fund shares; changing your address; and adding or changing account services (including requesting paper copies of your shareholder documents). Any transactions will not become part of the transfer agent’s official records until CERES reconciles the blockchain activity with that record.

When registering through the App or Web Portal, you will be asked to accept the terms of an online agreement(s), create a user profile, and establish a password for online services. By registering through the App or Web Portal, you consent to the electronic delivery of your shareholder documents. This will allow you to receive electronic delivery (through the App or Web Portal) of the Fund’s prospectuses, annual/semiannual reports to shareholders, proxy statements, and your account(s) statements and trade confirmations. Shareholders may request paper copies of shareholder documents through the App or Web Portal. Using the App or Web Portal means you consent to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. For a discussion of risks associated with using a blockchain ledger, see “Use of Blockchain” in the Fund Details section of this prospectus. The Fund may modify, suspend, or terminate privileges via the App or Web Portal anytime.

As long as we and our agents follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We have the right (but have no obligation) to request passwords or other information and may record calls.

We will refuse a telephone request if the caller cannot provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us directly if you believe someone has obtained unauthorized access to your account or password. Specific methods of contacting us (such as by phone or via the App or Web Portal) may be unavailable or delayed during periods of unusual market activity.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g., email, chat, text messaging, fax), you are accepting the associated risks related to a potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Other Purchase Information

Automatic Investment Plan. Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plans. The automated investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to shareholders’ checking accounts. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares that the shareholder holds in their account at the public offering price. The shareholder may change the investment amount or discontinue the plan by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or different tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also request the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete”; therefore, an account will not be opened, and the investor’s money will not be invested until the Fund receives this information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account by its next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to its inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

●	We price purchases based on the public offering price (net asset value) computed after receiving your order. Purchase orders received by the Transfer Agent or Sub-Transfer Agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers before the close of the regular session of the NYSE on any business day and transmitted to the Transfer Agent or Sub-Transfer Agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.
●	We do not accept third-party checks for any investments.
●	We may open accounts for less than the minimum investment or change minimum investment requirements anytime.
●	We may refuse to accept any purchase request for any reason or no reason.
●	We send you confirmations of all your purchases or redemptions of Fund shares through the App or Web Portal.
●	Certificates representing shares are not issued.
●	Buying shares does not create a checking or other bank account relationship with the Fund or any bank.
●	The Fund may stop offering shares entirely or only on a limited basis, for some time, or permanently.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a trade if it does not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire/Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank or if a wire is not received by the settlement date. The Fund may charge a fee for insufficient funds, and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur because of the canceled purchase.

EXCHANGING SHARES

Fund Shares are not eligible to be exchanged for shares of other funds managed by the Adviser.

PEER-TO-PEER TRANSFER OF SHARES

Fund shares may be transferred in peer-to-peer transactions from one shareholder account to another (or potential shareholder account) within the CERES network. Shares of the Fund may be transferred using the App or the Web Portal. A complete record of these transactions is viewable on the blockchain due to being recorded by the sub-transfer agent’s blockchain-integrated recordkeeping system. Before transferring Fund shares, you (as the transferor) and the potential transferee must each have an active, permissioned (i.e., “whitelisted”) account on the CERES network. You may use the App or the Web Portal to transfer your shares to a transferee that you identify using the name of the transferee. There is no minimum number of shares required to process a transfer.

The sub-transfer agent ensures that the potential transferee in a peer-to-peer transaction has an account on the CERES network. Although you may provide instructions to transfer Fund shares at any time, transfers are processed at the Fund’s next NAV calculation time after we receive your transfer request in proper form through the App or Web Portal. Although the Fund processes peer-to-peer transfers after the next calculated NAV following receiving a transfer request in proper form, the Fund does not require that peer-to-peer transfers occur at NAV. A whitelisted investor must be aware of other whitelisted investors who can enter into peer-to-peer transfers, and none of the Fund,, the transfer agent, or sub-transfer agent will play any role in connecting transferors and transferees.

Peer-to-peer transfers do not constitute a public trading market. Fund shares will not be listed for trading on any such market, including a national securities exchange or an alternative trading system operating by a registered broker subject to Regulation ATS. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for those investors under federal securities laws or otherwise. The transfer agent and sub-transfer agent cannot ensure the reliability of any transfer of other assets negotiated in connection with peer-to-peer transfers other than transfers of Fund shares that a shareholder instructs the sub-transfer agent to make.

You should consult your tax advisor about any federal, state, local, and foreign tax consequences concerning the transfer of Fund shares.

REDEEMING SHARES

Shareholders can redeem their shares anytime through the App or Web Portal. However, redemptions of Fund shares will only be processed during regular business hours on business days.

Selling Shares. All Fund transactions must be conducted via the App or the Web Portal. If the App or Web Portal is unavailable, investors may contact CERES via email at support@cerescoin.io or via phone at (331) 223-9281.

If your transaction is for $250,000 or less, you can sell your shares via the App or the Web Portal without a signature guarantee. Whether redemption transactions are made via the App or the Web Portal, investors will use a submitter/approver process to authorize transactions.

Redemption proceeds will be sent by electronic funds transfer (ACH or Fed Wire) from your App Web Portal account or financial intermediary account to your bank account within seven days after we receive your request in proper form.

Before requesting redemption proceeds sent to a bank account, please ensure we have your current bank account information on file.

If the bank account was added or changed within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in the proper form before 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH will be available within two to three business days.

Visit us online 24 hours a day, seven days a week at www.m3sixtyfunds.com.

Large Redemptions. Requests to sell $250,000 or less can be made via the App or Web Portal. Sometimes, however, to protect you and the Fund, we may request written instructions signed by all registered owners, with a signature guarantee for each owner, if:

●	you are selling more than $250,000 worth of shares.
●	you want your proceeds paid to someone who is not a registered owner.
●	you want to send your proceeds somewhere other than the address of record or preauthorized bank or brokerage account.

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the previous 15 days; or we believe it would protect the Fund against potential claims based on the instructions received. The Fund may occasionally change the signature guarantee requirements without prior notice to shareholders.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks. A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares. If you sell shares recently purchased, we may delay sending you the proceeds until your electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds. Redemption proceeds will be sent by electronic funds transfer from your App account to your bank account within seven days after we receive your request in proper form. We cannot accept or pay out cash in currency or by check.

Other Redemption Information for All Shareholders

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, because of redemptions or transfers, the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the minimum amount necessary. If your account is not increased to the level needed after a 30-day cure period, then the Fund may, at its discretion, liquidate the account.

Before such a redemption, shareholders will be given written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduced net asset value of shares.

Redemptions In Kind. In addition to paying redemption proceeds in cash, the Fund reserves the right to pay for a redemption in securities rather than cash, known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 days, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests over this limit may be satisfied in cash or kind at the Fund’s election.

Redemption Fees. The Fund will redeem your shares at the NAV next determined after your redemption request is received in proper form. The Fund charges no redemption fee. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Redemptions by Large Shareholders. At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains and may also increase transaction costs and the Fund’s expense ratio. When experiencing a redemption by a significant shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Suspension of Redemptions. The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Liquidity Fees. Under Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) if the Board determines that the fee is in the best interests of the Fund. Liquidity fees would reduce the amount you receive upon redemption of your shares. A government money market fund is not required to consider the imposition of discretionary liquidity fees under Rule 2a-7; it may choose to rely on the ability to impose discretionary liquidity fees provided that it: (i) complies with the requirements of Rule 2a-7; (ii) discloses the potential imposition of discretionary liquidity fees in its summary prospectus; and (iii) provides investors with prior notice. Liquidity fees are most likely to be imposed during times of extraordinary market stress and will generally be set by the Board to restore the Fund’s market-based NAV per share. Additionally, the Board generally expects that a liquidity fee would be imposed, if at all, after the Fund has notified financial intermediaries and shareholders that a liquidity fee will be charged (generally, as of the beginning of the next business day following the announcement that the fund will impose a liquidity fee). At its discretion, the Board may terminate a liquidity fee at any time if it determines that setting a liquidity fee is no longer in the best interest of the Fund and its shareholders.

DISTRIBUTION OF SHARES

Matrix 360 Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter. Shares of the Fund are sold without any front-end sales charges, and the Fund has no 12b-1 Plan to pay for marketing and distribution expenses.

OTHER IMPORTANT INFORMATION

Distributions, Dividends, and Taxes. The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their tax advisors for advice about federal, state, and local tax consequences of investing in the Fund.

The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and reinvest them monthly. Capital gain distributions, if any, will be paid annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate, at the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund. Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income includes dividends paid by U.S. corporations and certain qualifying foreign corporations provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided specific holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends the Fund pays other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

Generally, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; instead, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is how the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method covers shares that will be reported on your Consolidated Form 1099 if you do not select a specific identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor regarding your circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, including a tax professional, concerning any decisions you may make regarding choosing a tax lot identification method.

Statements, Reports, and Prospectuses. You will receive monthly and quarterly account statements electronically through the App or Web Portal that shows all your account transactions for the period. You also will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus electronically through the App or Web Portal (prospectus available upon request). You may view current financial reports through the App, the Web Portal, or online at www.m3sixtyfunds.com. You may also print paper copies of the Fund’s financial statements and current prospectus/summary prospectus through the App or online at www.m3sixtyfunds.com.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund did not commence operations before the date of this Prospectus.

PRIVACY NOTICE

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

☐      Social Security number

☐      Assets

☐      Retirement Assets

☐      Transaction History

☐      Checking Account Information

☐      Purchase History

☐      Account Balances

☐      Account Transactions

☐      Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies must share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons 360 Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as processing your transactions, maintaining your account(s), responding to court orders and legal investigations, or reporting to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 244-6235

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does 360 Funds protect my personal information?

We use security measures that comply with federal law to protect your personal information from unauthorized access and use. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?

We collect your personal information, for example, when you

☐     Open an account.

☐     Provide account information.

☐     Give us your contact information.

☐     Make deposits or withdrawals from your account

☐     Make a wire transfer.

☐     Tell us where to send the money.

☐     Tell us who receives the money.

☐     Show your government-issued ID.

☐     Show your driver’s license.

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

☐     Sharing for affiliates’ everyday business purposes – information about your creditworthiness.

☐     Affiliates from using your information to market to you

☐     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ☐ M3Sixty Administration, LLC and Matrix 360 Distributors, LLC could be deemed affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ☐ 360 Funds does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that market your financial products or services. ☐ 360 Funds does not jointly market.

FOR MORE INFORMATION

Adviser	M3Sixty Capital, LLC 4300 Shawnee Mission Parkway, Fairway, Kansas 66205
Distributor	Matrix 360 Distributors, LLC 4300 Shawnee Mission Parkway, Fairway, Kansas 66205
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Fairway, Kansas 66205
Sub-Transfer Agent	Ceres Coin TA, LLC 39W 462 Baert Ln. St. Charles, IL 60175
Legal Counsel	FinTech Law, LLC 6224 Turpin Hills Dr. Cincinnati, Ohio 45244
Custodian	Huntington National Bank 7 Easton Oval Columbus, OH 43219
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102

Additional information about the Fund’s investments will be available in its annual and semi-annual reports to shareholders when issued. The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

A SAI about the Fund has been filed with the SEC. The SAI (incorporated by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports, and other information about the Fund, or to make inquiries about the Fund, write the Fund at M3Sixty Onchain U.S. Government Money Market Fund, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or call the Fund at (877) 244-6235. The SAI is also available on the Fund’s website at www.m3sixtyfunds.com.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained after paying a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-21726

M3SIXTY ONCHAIN U.S. GOVERNMENT MONEY MARKET FUND

(Ticker Symbol: MCGXX)

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

a series of the

360 Funds

STATEMENT OF ADDITIONAL INFORMATION

October 19, 2024

The M3Sixty Onchain U.S. Government Money Market Fund is a series of 360 Funds, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940, as amended.

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated October 19, 2024, as the same may be amended from time to time. Copies of the Prospectus may be obtained, without charge, by calling the Fund at (877) 244-6235 or writing to the Fund at the following address:

M3Sixty Onchain U.S. Government Money Market Fund

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT OBJECTIVES, POLICIES AND RISKS

360 Funds (the “Trust”) was organized as a Delaware statutory trust on February 24, 2005. The M3Sixty Onchain U.S. Government Money Market Fund (the “Fund”) is an open-end management investment company and a separate non-diversified series of the Trust. The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the Fund’s principal investment risks. The Fund’s investment adviser is M3Sixty Capital, LLC (the “Adviser”).

The following descriptions and policies supplement these descriptions and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.

Blockchain Technology. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants conspired to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement or otherwise use it. Currently, blockchain technology is commonly used to record transactions in digital currency, which are highly speculative and volatile. Problems in digital currency markets could have a broader effect on companies associated with blockchain technology. Also, blockchain technology may never be implemented to a scale that provides identifiable economic benefits. There are currently several competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and a greater possibility of fraud or manipulation.

Use of Blockchain. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. Authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The use of blockchain technology for an open-end registered investment company, such as the Funds, is untested. If there is a conflict between the blockchain record maintained by CERES Coin TA, LLC (“Sub-Transfer Agent” or “CERES”) and the official shareholder record maintained by the Fund’s transfer agent, M3Sixty Administration, LLC (“M3Sixty” or the “Transfer Agent”), the Transfer Agent’s record will be determinative. CERES is responsible for reconciling blockchain records with the Transfer Agent’s official record daily.

The secondary recording of Fund shares on the blockchain will not affect a Fund’s investments. The shares are not currently traded on any exchanges.

1

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur because of, among other things, the inability of nodes to reach consensus on transactions or upgrades on changes in the applicable blockchain. During a network delay, recording transactions in the shares on the blockchain will not be possible. Should such a delay occur for an extended period, the Funds could choose to effect transactions with shareholders manually (i.e., in book-entry form) until the network has resumed regular operation. Additionally, there may be delays in CERES’ reconciliation of blockchain records with the Transfer Agent’s official record. The Fund may choose to reevaluate the suitability of a particular network for a Fund’s shares in the event of future or recurring delays.

Furthermore, in the future, the shares may be available for purchase or sale in a secondary trading market (such as an electronic trading platform that is registered with the SEC as an alternative trading system (“ATS”). Any disruption to the operations of an ATS, including a broker-dealer’s interface with an ATS, could materially disrupt trading in or potentially result in a complete halt in trading a Fund’s shares on that platform. The Funds have no current agreement to make their shares available for trading on any ATS but may enter into such an agreement in the future. These features are not currently, and may never be, open to investors. These features would be subject to then-existing regulations and regulatory interpretations.

There are risks associated with the issuance, redemption, transfer, custody, and record keeping of shares maintained and recorded primarily on a blockchain.

Corporate Debt Securities. The Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, the Fund’s debt securities may include lower-rated debt securities, including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant non-payment risks of interest and principal. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are contained in this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its analysis of factors establishing creditworthiness.

Money Market Instruments. The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable to pay interest and principal when due. The Banker’s Acceptance carries such a bank’s full faith and credit. A Certificate of Deposit (“CD”) is a bank’s unsecured, interest-bearing debt obligation. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P, or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations redeemable upon the holder’s demand and permit the investment of fluctuating amounts at varying interest rates. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator. The Adviser will continuously monitor the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

2

ETFs. The Fund may invest in Exchange Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security, and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other seller default, the Fund could experience delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the security’s market value at the time of repurchase.

Discretionary Liquidity Fees. The Fund must impose liquidity fees if the Board determines that doing so is in the best interests of shareholders. Once imposed, a discretionary liquidity fee must be applied to all shares redeemed and must remain in effect until the Board determines that imposing such liquidity fee is no longer in the best interests of the Fund. The liquidity fee may not exceed two percent of the value of the shares redeemed. A government money market fund is not required to consider the imposition of discretionary liquidity fees under Rule 2a-7; it may choose to rely on the ability to impose discretionary liquidity fees provided that it: (i) complies with the requirements of Rule 2a-7; (ii) discloses the potential imposition of discretionary liquidity fees in its summary prospectus; and (iii) provides investors with prior notice.

Share Cancellation. The Fund may institute a reverse distribution mechanism (“RDM”) or similar “share cancellation” mechanisms during a negative interest rate environment to maintain a stable $1.00 net asset value (“NAV”) per share if the Board determines that reducing the number of shares outstanding is in the best interest of the Fund and its shareholders.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Restrictions. The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. As a matter of fundamental policy, the Fund may not:

(1)  Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

3

(2)  Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)  Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with selling covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements concerning options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under specific federal securities laws;

(5)  Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)  Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)  Purchase or sell commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity; or

(8)  Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry. The Fund will consider the concentration of underlying investments in determining compliance with this policy.

Non-Fundamental Restrictions. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund:

(1)  Will invest in obligations or instruments issued by banks and savings institutions with assets of at least $1 billion.

(2)  May invest in an obligation issued by a bank branch only if the parent bank has assets of at least $5 billion.

(3)  May not make any new investments while outstanding loans exceed 5% of its total assets.

(4)  Only intends to buy stripped securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

4

(5)  May not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under the applicable regulation.

(6)  Will invest 100% of its assets in securities with remaining maturities of 397 calendar days or less, or in another open-end management investment company with the same investment goals and policies. For purposes of the Fund’s investment policies, maturity is calculated per Rule 2a-7, including Rule 2a-7’s maturity-shortening provisions.

For the “fundamental” and “non-fundamental” investment restrictions and policies above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction apply at all times.

PORTFOLIO TRANSACTIONS

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will consist of a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff from many securities firms. Receiving these products and services does not reduce the investment manager’s research activities in providing investment advice to the Fund.

The Adviser and its affiliates may use this research and data in their investment advisory capacities with other clients if lawful and appropriate.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the number of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Trust or other persons. These policies include the following:

●	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made periodically through the Fund’s Form MFP filings and Semi-Annual and Annual Reports (“Official Reports”). Other than the Official Reports, shareholders and other persons generally will not be provided with information regarding Portfolio Securities held, purchased, or sold by the Fund.

5

●	Form N-MFP must be filed five business days after the end of each month to disclose the type of each beneficial or record owner that owns more than 5% interest of the Fund’s shares and the percentage owned. Institutional money market funds must also disclose the composition of their investor base by type (e.g., non-financial corporations, pension plans, and other categories). Prime money market funds (institutional and retail) must disclose the value of portfolio securities sold or disposed of during the reporting period. Money market funds must also report information about (i) liquidity fees, including the date on which a liquidity fee is applied, as well as the amount and type of the liquidity fee (whether mandatory or discretionary), and (ii) share cancellation.

●	Information regarding Portfolio Securities and other information regarding the investment activities of the Portfolios may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements before public disclosure unless persons receiving the information assure that the information will not be used for inappropriate trading in Fund shares.

●	The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel, and auditors as identified in the Prospectus and this SAI, financial printers or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●	The CCO must approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The CCO shall inform the Board of any special portfolio holdings disclosure arrangements approved by the CCO and the rationale supporting approval.

●	Neither the Trust’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee, or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Fund.

6

DESCRIPTION OF THE TRUST

The Trust, a statutory trust organized under Delaware law on February 24, 2005, is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series relating to a separate portfolio of investments and classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved in liquidation based on the number of shares of the series that each shareholder holds. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. In this event, the holders of the remaining shares voting cannot elect any Trustees. The rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by action of a majority of the then Trustees at a duly constituted meeting; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law. There will typically be no annual meeting of shareholders in any year in which the 1940 Act does not require the election of Trustees by shareholders. As outlined in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS, AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund, review the Fund’s performance, and oversee the Fund’s activities. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively and the entities that provide services to the Fund.

7

Trustees and Officers. The following are the Trustees and Officers of the Trust, their birth and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. As described above under “Description of the Trust,” each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees before such removal. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by their affiliation with either the Trust or the Adviser are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During the Past 5 Years
Independent Trustees
Tom M. Wirtshafter 1954	Trustee, Audit Committee Chair	Since 2011	Retired (2024-present); Senior Vice President, American Portfolios Financial Services (broker-dealer), American Portfolios Advisors (investment adviser) (2009-2024)	8	None
Steven D. Poppen 1968	Trustee, Nominating and Corporate Governance Committee Chair	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999–present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016–present)	8	IDX Funds (2015 – 2021); FNEX Ventures (2018-2020)
Thomas J. Schmidt 1963	Trustee, Board Chair	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present)	8	Lind Capital Partners Municipal Credit Income Fund (2021-present) FNEX Ventures (2018-2020)
Interested Trustee*
Randall K. Linscott 1971	Trustee & President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chairman, M3Sixty Capital, LLC (investment advisor) (2023-present)	8	IDX Funds (2015-2021)
Officers
Gary W. DiCenzo 1962	Vice President	Since 2023	Chief Executive Officer, M3Sixty Capital, LLC (2023-present); Partner Cognios Capital (investment management firm) (2015-2020), Chief Executive Officer (2015-2019); Founder, IMC, LLC (2010-2022)	N/A	360 Funds (2014-2022); FNEX Ventures (2018-2020); Volt ETF Trust (2021-2022)

8

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During the Past 5 Years
Richard Yates 1965	Chief Compliance Officer and Secretary	Since 2021	President, M3Sixty Enterprises (2024-present); Chief Legal Officer and Chief Compliance Officer, M3Sixty Capital, LLC (2024-present); Of Counsel, McElroy Deutsch (2020–2024); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, IDX Funds Trust (2021–2022); Founder, The Yates Law Firm (2018–2020)	N/A	N/A
Larry E. Beaver, Jr. 1969	Treasurer	Since 2021	Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-2021); Treasurer, Tactical Investment Series Trust (2022-present); Assistant Treasurer, 360 Funds (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, IDX Funds (2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021).	N/A	N/A
Tim Easton 1968	Anti-Money Laundering (“AML”) Officer	Since 2024	Chief Operating Officer, Matrix 360 Distributors, LLC (2024-present); Head of Transfer Agency, M3Sixty Administration, LLC (2022-present); Self Employed (2020-2022); Head of Sales, M3Sixty Administration, LLC (2019-2020)	N/A	N/A

*Mr. Linscott is an Interested Trustee because he is the Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Fund’s administrator and transfer agent, and a principal at the Adviser.

9

Board Structure. The Board includes three independent Trustees and one interested Trustee, Mr. Randall K. Linscott. Mr. Schmidt, one of the Trust’s independent trustees, serves as the Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. Concerning risk oversight, the Board holds four regular meetings annually to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Linscott, and the Trust’s Chief Compliance Officer, Mr. Richard Yates, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee and Corporate Governance Committee, and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes, and skills in light of the Board’s function and the Trust’s business and structure. It has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes, and skills for each Trustee:

Tom M. Wirtshafter	Mr. Wirtshafter has over 40 years of experience managing and operating a wide range of financial services companies. He is currently retired, but his last position held was as a Director at American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser.
Steven D. Poppen	Mr. Poppen is currently the Executive Vice President and Chief Business Administration Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen work with the accounting and finance, security, facilities, and IT departments along with financing and operations of U.S. Bank Stadium and Twin Cities Orthopedics Performance Center. Mr. Poppen also serves as an Executive Vice President and Chief Financial Officer of MV Ventures, LLC, a Minnesota real estate development and operations entity. Prior to joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the business assurance group of PricewaterhouseCoopers LLP. Mr. Poppen currently is a member of the Twin Cities Habitat for Humanity board of directors and previously held board of director positions with a number of nonprofit organizations.
Thomas J. Schmidt	Mr. Schmidt has over 30 years of experience managing and operating financial services companies and is currently the Principal of Tom Schmidt & Associates Consulting, LLC. Before this, he served as Vice President of the Mutual Fund an Alternative Investment Full Service Transfer Agent at DST Systems, Inc.
Randall K. Linscott	Mr. Linscott has over 20 years of experience with a wide range of financial services companies, including service at PricewaterhouseCoopers, an international public accounting firm, as well as Boston Financial Data Services, a transfer agency, before his role at M3Sixty Administration, LLC, the Adviser, and the Trust.

10

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable them to effectively participate in and contribute to the Trust’s functions and oversight. References to the qualifications, attributes, and skills of Trustees are according to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates according to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met four times during the calendar year ended December 31, 2023.

Nominating and Corporate Governance Committee: All Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purposes, duties, and powers are outlined in its written charter, which is included in Appendix B. This charter also describes the process by which Trust shareholders may nominate. The Nominating and Corporate Governance Committee meets only as necessary and met once during the calendar year ended December 31, 2023.

Proxy Voting Committee: All Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter on which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as needed and did not meet during the calendar year ended December 31, 2023.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex as of a valuation date of December 31, 2023, and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D - $50,001-100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by a Director in a Family of Investment Companies
Tom M. Wirtshafter	A	A
Steven D. Poppen	A	A
Thomas J. Schmidt	A	A
Randall K. Linscott	A	A

* The Fund had not commenced operations as of the date of this SAI.

Ownership of Securities of Adviser, Distributor or Related Entities. As of December 31, 2023, none of the Independent Trustees and their immediate family members owned securities of the Adviser, Matrix 360 Distributors, LLC (the Fund’s principal underwriter), or any entity controlling, controlled by, or under common control with the Adviser, or the Distributor.

11

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Trust officers and interested Trustees receive compensation directly from certain service providers to the Trust, including the Distributor and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $5,000 yearly, plus a fee of $1,500 per Fund each year and $200 per Fund per Board or committee meeting attended. The Trust reimburses each Trustee and officer for their travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the calendar year ended December 31, 2023:

Name of Trustee	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
Independent Trustees
Tom M. Wirtshafter	None	None	None	$ 20,800
Steven D. Poppen	None	None	None	$ 20,800
Thomas J. Schmidt	None	None	None	$ 21,000
Interested Trustee
Randall K. Linscott	None	None	None	None

*  The Fund had not commenced operations as of the date of this SAI.

**  Each Trustee served as a Trustee to the series of the Trust as of December 31, 2023.

MANAGEMENT AND ADMINISTRATION

Investment Adviser. The Adviser is the Fund’s investment adviser under the terms of an investment advisory agreement (the “Advisory Agreement”) dated August 31, 2024. Under the Advisory Agreement, the Adviser reviews, supervises, and administers the Fund’s investment program, subject to the oversight of policies established by the Board. The Adviser is an affiliate of M3Sixty Administration, LLC, the Fund’s administrator, and Matrix 360 Distributors, Inc., the Fund’s distributor.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty concerning the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The continuance of the Advisory Agreement as to the Fund after the first two years must be approved explicitly at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to it, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time concerning any Fund(s), without payment of any penalty, by the Trust’s Board or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.

12

The Adviser has entered into an Expense Limitation Agreement with the Fund under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, sub-transfer agency fees and other shareholder service fees, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 0.78% through at least December 31, 2025. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by a Fund for a period of three years after such fee waiver or expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board’s approval.

The Fund has not yet paid advisory fees to the Adviser because it did not commence operations before the date of this SAI.

Administrator. M3Sixty Administration, LLC (“M3Sixty”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust under an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to (a) Fund accounting services, (b) financial statement preparation, (c) valuation of the Fund’s portfolio securities, (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records. M3Sixty is an affiliate of the Adviser.

The Fund has not yet paid M3Sixty for fund administration, fund accounting, and transfer agent services, as the Fund had not commenced operations before the date of this SAI.

Sub-Transfer Agent. CERES Coin TA, LLC, with principal offices at 332 South Michigan Avenue, Suite 121-F7, Chicago, IL 60604, provides sub-transfer agency services for the Trust under a Sub-Transfer Agency Agreement between the Trust, on behalf of the Fund, and the Sub-Transfer Agent. Under the Sub-Transfer Agency Agreement, CERES Coin TA is responsible for a wide variety of functions, including but not limited to (a) processing shareholder transactions on the blockchain and reconciling such transactions with M3Sixty; preparation and filing of certain regulatory reports; (b) coinholder account management; blockchain infrastructure maintenance; (c) communications with shareholders; (d) maintaining shareholder account records; and (e) ensuring compliance with AML and other regulations.

The Fund has not yet paid CERES Coin TA for any sub-transfer agent services, as the Fund had not commenced operations before the date of this SAI

CERES Coin, LLC (“CERES Coin”), an affiliate of the Fund’s sub-transfer agent, expects to enter into separate agreements with point-of-sale (“POS”) providers that service cannabis operators, pursuant to which the POS provider will compensate CERES Coin with fees derived from a percentage of each settled transaction from the referred customers to connect to the platform. While CERES Coin receives compensation from the POS provider for integrating its application with the provider’s systems, the Fund or its shareholders do not pay this compensation. CERES Coin TA does not receive compensation from the POS provider, the Fund, or its shareholders. However, as CERES Coin is affiliated with the Fund’s sub-transfer agent, a potential conflict of interest exists. The Fund’s Board is aware of this relationship and will continue to monitor any potential conflicts to ensure the sub-transfer agency arrangement operates in the best interests of the Fund and its shareholders.

Distributor. Matrix 360 Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares to facilitate the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares under a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, so that state registrations may be maintained for the Fund. Shares of the Fund are sold continuously. The distribution agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts to distribute the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. The Distributor is an affiliate of the Adviser.

13

The Distributor may receive compensation from third parties for selling and promoting Fund shares; neither the Fund nor its shareholders pay this compensation. The Distributor will disclose any such arrangements with the Board to continue monitoring potential conflicts and ensure the distribution activities are in the best interests of the Fund and its shareholders.

Custodian. Huntington National Bank serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments concerning portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian. For its services as a Custodian, the Custodian is entitled to receive from the Fund an annual fee of 0.75% based on the average net assets of the Fund held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Tait Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, to serve as independent registered public accountants for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s tax returns, including but not limited to federal, state and excise taxes, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. FinTech Law, www.fintechlegal.io, serves as legal counsel to the Trust.

Code of Ethics. The Trust, Adviser, and Distributor have each adopted a code of ethics as federal securities laws require. Under the code of ethics, employees designated as access persons may engage in personal securities transactions, including transactions involving securities being considered for the Fund or currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Trust, the Adviser, and the Distributor will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to the Trustees’ oversight. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30, within 60 days after the end of such period. Information regarding how the Fund voted proxies as outlined in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at (877) 244-6235 and (2) on the SEC’s website at http://www.sec.gov.

14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations. As of the date of this SAI, no shareholders of record owned 5% or more of the Fund’s outstanding shares. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

PURCHASES, REDEMPTIONS, AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding buying shares by the Application or the Web Portal. The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund concerning orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Fund will be offered and sold continuously. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Accounts. An account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors can make additions and withdrawals to or from their accounts as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened following the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. The Fund may accept securities instead of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectus.

Share Certificates. The Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry and the CERES distributed ledger (i.e., blockchain). Investors will receive periodic account statements (and, where applicable, purchase confirmations) showing the number of shares owned.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information about redeeming shares. Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by the App or the Web Portal. The Prospectus describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees, and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine the fair value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the preceding conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. The Fund does not charge for redemptions other than the possible charge for wiring redemption proceeds.

15

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained because of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which applies to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding specific services and features related to purchases, redemptions, and distribution of Fund shares. Investors who have questions about this information should call the Fund at (877) 244-6235.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended, and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Under normal circumstances, the Fund does not intend to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 days, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests over this limit may be satisfied in cash or in kind at the Fund’s election.

NET ASSET VALUE

The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund’s investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value, and securities for which market quotations are not readily available are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. The funds use approved pricing services to provide values for their portfolio securities. Securities will be fair valued under procedures approved by the funds’ Board when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect, or events occur before the close of the NYSE that materially affect the furnished price. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically reports to the Board on items related to the fair value of fund investments.

16

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this valuation method can, in certain circumstances, lead to a dilution of a shareholder’s interest.

If a deviation of ½ of 1% or more between a fund’s NAV calculated using market values and a fund’s $1.00 NAV calculated using amortized cost were to occur or was expected to occur, or if there were any other deviation that the Board believed would result in a material dilution or other unfair results to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated, including, without limitation, selling portfolio instruments before their maturity to realize capital gains/losses or to shorten average portfolio maturity; redeeming shares in kind; establishing a NAV by using available market quotations or equivalents; or reducing the number of shares outstanding on a pro-rata basis through reverse stock splits or the assessment of negative dividends to the extent permissible by applicable law and the Trust’s organizational documents. The Board may also consider taking these actions during a negative interest rate environment to maintain a fund’s $1.00 NAV to the extent permissible by applicable law and the Trust’s organizational documents. In addition, if a fund’s NAV calculated using market values declined, or was expected to decline, below a fund’s $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments to maintain a fund’s $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not occurred. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than they paid. On the other hand, if a fund’s NAV calculated using market values were to increase or were anticipated to increase above a fund’s $1.00 NAV calculated using amortized cost, the Board might supplement dividends to maintain a fund’s $1.00 NAV. The Board may take any of these or other actions to the extent permissible by applicable law.

ADDITIONAL TAX INFORMATION

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate, gift tax, or foreign, state, or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisors to determine the tax consequences of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect the possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes U.S. shareholders hold shares of the Fund and that such shares are held as capital assets.

17

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust for which a court within the United States can exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the partner’s status and the partnership’s activities. A prospective shareholder who is a partner of a partnership holding the Fund’s shares should consult its tax advisors concerning the purchase, ownership, and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, they meet the source-of-income and the asset-diversification requirements. Concerning the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments concerning certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived concerning its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust, which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test, it is no longer subject to a 21% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Concerning the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

18

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect, and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income concerning each calendar year and undistributed capital gains if they fail to meet certain distribution requirements concerning the one-year ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one year ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution; therefore, under normal market conditions, it does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income when they do not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether the Fund receives cash representing such income in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year over net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

19

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (short- or long-term). For net capital losses recognized before such date, such losses can be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, before distributing such gains to shareholders.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund and any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as outlined in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If the Fund cannot satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate-level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding periods and other requirements are satisfied.

Distributions over the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year before disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that is recognized within the subsequent ten years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains over net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in possession of the United States or certain countries with a qualified comprehensive income tax treaty with the United States or the stock for which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation that is a passive foreign investment company for the taxable year of the corporation in which the dividend was paid or the preceding taxable year. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends individuals receive is generally 20%. Distributions over the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. Form 1099 will instead serve this notice purpose.

20

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends, in general, to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

To determine (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as if the U.S. shareholders had received it on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their tax advisor concerning their circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in a capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gains received (including amounts credited as an undistributed capital gain dividend) by such shareholders concerning such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within 61 days, beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to the ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income. In contrast, long-term capital gain will generally be taxed at a maximum rate. Capital losses are subject to certain limitations.

21

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund selected the Average Cost method as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is how the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values. The entire position is not sold at one time. The Fund’s standing tax lot identification method covers shares that will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor about your circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, including a tax professional, concerning any decisions you may make concerning choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pay-In-Kind Securities. Payment-in-kind securities will and commodity-linked notes may give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the preceding kinds of securities, it may be required to pay out an amount that is greater than the total amount of cash interest the Fund received as an income distribution each year. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

22

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely due to investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, excess gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties the foreign corporation receives from active business and certain income from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without cash receipt) and increase the amount required to be distributed by the Fund to avoid taxation. Therefore, making either of these elections may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

23

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require recharacterizing prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. The Fund cannot carry forward any net ordinary losses so created to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass a credit or deduction to shareholders for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to U.S. federal income tax withholding. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding applying these rules to their accounts.

24

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Generally, a USRPHC is a domestic corporation that holds USRPIs, the fair market value of which equals or exceeds 50% of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and the character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning applying these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

25

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax, the U.S. federal estate tax, and the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. In many cases, shareholders of portfolio securities are excluded from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excluded. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their circumstances.

Shareholder Reporting Obligations concerning Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require reporting to the IRS of U.S. persons’ direct and indirect ownership of foreign financial accounts and foreign entities. Failure to provide this information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance concerning these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends, and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

26

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA. Withholding may also be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has not produced financial statements. Once available, you can obtain a copy of the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at (877) 244-623 or visiting www.m3sixtyfunds.com.

27

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and

(2)	the Adviser’s Proxy Voting and Disclosure Policy.

(1) PROXY VOTING AND DISCLOSURE POLICY FOR 360 FUNDS

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and the Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) ensures that the Fund complies with the requirements of the IC Amendments and otherwise fulfills its obligations concerning proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund’s proxy voting is managed to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as the Fund’s investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and

28

(2)	to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III. Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

29

(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether the matter was proposed by the issuer or by a security holder;

(vii)	Whether the Fund cast its vote on the matter;

(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding the Fund’s securities;

(iii)	Records of votes cast on behalf of the Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

30

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

31

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

360 Funds

Nominating and Corporate Governance Committee Membership

1. The Nominating and Corporate Governance Committee of 360 Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:          October 25, 2017

32

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

360 FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

33